UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23318

Tortoise Tax-Advantaged Social Infrastructure Fund, Inc.
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Jeremy Goff
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2018

Item 1. Report to Stockholders.

www.tortoiseadvisors.com

Tortoise Tax-Advantaged Social Infrastructure Fund
2018 Annual Report

Table of Contents

Letter to Investors	3

Expense Example	5

Financial Statements	6

Notes to Financial Statements	13

Report of Independent Registered Public Accounting Firm	17

Directors and Officers	18

Additional Information	19

Investments by asset type as of 9/30/2018	Sector allocation as of 9/30/2018

2	Tortoise

2018 Annual Report | September 30, 2018

Dear investor,

Thank you for your investment in the Tortoise Tax-Advantaged Social Infrastructure Fund. We are excited to share how Tortoise’s social infrastructure platform is making an impact in communities across the country and also to provide an update on the fund and our outlook for the sector.

Making an impact

The senior living facilities in which we invest across the platform are projected to provide independent living, assisted living and memory care services to 673 residents within the first year of investment. Of those residents, 323 are projected to receive healthcare and 24/7 support services, 296 are expected to benefit from memory care units and 54 are in independent living units.

The charter schools we invest in across the platform provide education to approximately 6,000 students, with an average of 79% representing socioeco-nomically underrepresented groups, according to available data. On average, 92% of students at these charter schools are eligible to participate in the National School Lunch Program and come from families with annual incomes of less than $22,000. The platform also supports environmental concerns by investing in an alternative clean energy facility at a West Virginian university that uses a gasification process to convert coal into clean fuels without burning it. The platform also provided financing for the development of a facility offering community-based educational and social services to under-served children.

Strategy update

Our goal is to put money to work in communities as quickly as possible. In order to facilitate that, we have the ability to initiate transactions on a taxable basis and convert them to tax-exempt status within a short period of time. We believe our flexibility in tax status has given us a competitive advantage against other sources of capital.

Market outlook

Our outlook on the sector is positive. The number of states with more than 100 charter schools nearly doubled from 2005 to 2017. This growth is driving a need for additional financing. This trend is evidenced by charter school bond issuance, which has steadily increased over the past five years while the median revenue per student has also increased. A notable event for charter schools is the bill banning for-profit charter schools signed by California’s Governor. We do not see this as a threat to charter schools broadly because a very small percentage are managed by for-profit companies. Both California charter schools in which the platform invests are run by non-profits.

The growing demand for senior living facilities is also driving the need for public funding. As the aged population has grown, so has the number of units under construction. In addition, occupancy rates have remained stable while rent has increased. We see the trend continuing as many baby boomers haven’t yet hit retirement age. It is important to note, however, that not all markets are seeing strong growth and choosing the right geography is imperative.

Due to wage stagnation and high costs of living, affordable housing options have become a must for many people. Another trend in housing is increased demand for a reduced carbon footprint and lower utility bills to allow for greater budget flexibility. In our view, these growth trends provide opportunities to fund social infrastructure projects for many years to come.

Platform update

As we continue to grow Tortoise’s social infrastructure platform, we are building out the team to support the growth. New team members include deal structurers and originators, dedicated counsel for the platform and a new member of credit research. These new additions enhance an already established team. We believe this deep and cohesive team equips the platform to make an impact on communities across the country.

Sincerely,

The Tortoise Social Infrastructure Team

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

(unaudited)

Tortoise	3

Tortoise Tax-Advantaged Social Infrastructure Fund

Investing involves risks. Principal loss is possible. The fund is suitable only for investors who can bear the risks associated with the limited liquidity of the fund and should be viewed as a long-term investment. The fund will ordinarily accrue and pay distributions from its net investment income, if any, once a quarter; however, the amount of distributions that the fund may pay, if any, is uncertain. There currently is no secondary market for the fund’s shares and the advisor does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the fund’s quarterly Repurchase Offers for no less than 5% of the fund’s shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. The fund invests in municipal-related securities. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal bonds to make payments of principal and/or interest. Changes related to taxation, legislation or the rights of municipal security holders can significantly affect municipal bonds. Because the fund concentrates its investments in municipal-related securities the fund may be subject to increased volatility. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The fund may invest in derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks. Depending on the characteristics of the particular derivative, it could become illiquid. The fund may utilize leverage, which is a speculative technique that may adversely affect common shareholders if the return on investments acquired with borrowed fund or other leverage proceeds do not exceed the cost of the leverage, causing the fund to lose money.

Correlation is a statistical measure of how two securities move in relation to each other. Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration. Amortization is the paying off of debt with a fixed repayment schedule in regular installments over a period of time. The municipal investments in the portfolio may be tax-exempt at the federal level, but taxes may still be applicable at the state and/or local level.

Diversification does not assure a profit nor protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

Nothing contained on this communication constitutes tax, legal or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the portfolio.

(unaudited)

4	Tortoise

2018 Annual Report | September 30, 2018

Expense example

As a shareholder of the Tortoise Tax-Advantaged Social Infrastructure Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, service fees on marketplace loans and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period, March 26, 2018 and held through the period ended September 30, 2018.

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning	Ending		Expenses
	Account Value	Account Value		Paid
	March 26,	September 30,	Expense	During
	2018(1)	2018	Ratio(2)	Period(3)
Actual	$1,000.00	$1,011.10	1.50%	$7.56
Hypothetical
(5% return	$1,000.00	$1,017.55	1.50%	$7.59
before expenses)

(1)	Commencement of Operations.
(2)	Annualized, based on the Fund’s most recent fiscal period expenses.
(3)	Expenses are equal to the Fund’s annualized ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (365), then divided by 365.

(unaudited)

Tortoise	5

Schedule of Investments
September 30, 2018

	Principal	Fair
	Amount	Value
Corporate Bonds — 7.0%(1)

Multi–Family Construction — 7.0%(1)
Bridgemoor Senior Living
11.500%, 12/31/2025
(Cost $5,000,000)(2)	$5,000,000	$5,000,000

Municipal Bonds — 39.5%(1)

Massachusetts — 0.5%(1)
Massachusetts Development Finance Agency
5.000%, 10/15/2040	340,000	360,318
Oklahoma — 1.0%(1)
Oklahoma Development Finance Authority
5.000%, 08/15/2022	625,000	685,656
Pennsylvania — 1.6%(1)
West Shore Area Authority
5.625%, 01/01/2032	1,000,000	1,096,510
Virginia — 0.4%(1)
Fairfax County Industrial Development Authority
4.000%, 05/15/2022	280,000	297,839
Wisconsin — 36.0%(1)
Alleghany House – Series A
12.500%, 01/01/2029(2)	1,210,000	1,209,322
Alleghany House – Series B
12.500%, 01/01/2029(2)	45,000	44,975
Brookside Glen – Series A
9.500%, 10/01/2028(2)	4,200,000	4,194,624
Brookside Glen – Series B
12.500%, 10/01/2028(2)	95,000	94,892
Gardens of Montgomery – Series A
0.000%, 01/01/2029(2)(3)	1,610,000	1,411,213
Gardens of Montgomery – Series B
0.000%, 01/01/2029(2)(3)	29,000	25,508
Greenville Glen – Series A
9.500%, 10/01/2028(2)	4,600,000	4,591,168
Greenville Glen – Series B
12.500%, 10/01/2028(2)	90,000	89,897
Hertford House – Series B
12.500%, 01/01/2022(2)	55,000	54,971
Lake Lure – Series A
12.500%, 01/01/2029 (2)	2,260,000	2,258,734
Lake Lure – Series B
12.500%, 01/01/2029 (2)	55,000	54,969
Lakeview Village – Series B
12.500%, 01/01/2022 (2)	50,000	49,974
Reidsville House – Series A
12.500%, 01/01/2029 (2)	1,860,000	1,858,903
Reidsville House – Series B
12.500%, 01/01/2029(2)	55,000	54,969
Senters Memory Care
8.500%, 12/31/2028(2)	3,850,000	3,147,914
Windsor House – Series A
9.500%, 10/01/2028(2)	6,335,000	6,322,837
Windsor House – Series B
12.500%, 10/01/2028(2)	60,000	59,932
		25,524,802
Total Municipal Bonds
(Cost $28,048,502)		27,965,125

Short-Term Investments — 49.0%(1)

Arizona — 2.4%(1)
Arizona Health Facilities Authority
Weekly VRDN and Put,
1.560%, 01/01/2029(4)	1,700,000	1,700,000
California — 5.1%(1)
Abag Finance Authority for Nonprofit Corps
Weekly VRDN and Put,
1.300%, 08/01/2035(4)	160,000	160,000
Abag Finance Authority for Nonprofit Corps
Weekly VRDN and Put,
1.300%, 08/01/2035(4)	235,000	235,000
California Educational Facilities Authority
Weekly VRDN and Put,
1.310%, 10/01/2036(4)	1,500,000	1,500,000
California Health Facilities Financing Authority
Weekly VRDN and Put,
1.430%, 06/01/2041(4)	1,100,000	1,100,000
California Statewide Communities
Development Authority
Weekly VRDN and Put,
1.430%, 04/01/2046(4)	630,000	630,000
		3,625,000
Colorado — 4.5%(1)
Colorado Health Facilities Authority
Weekly VRDN and Put,
1.580%, 12/01/2045(4)	1,500,000	1,500,000
Colorado Health Facilities Authority
Weekly VRDN and Put,
1.550%, 12/01/2045(4)	200,000	200,000
University of Colorado Hospital Authority
Weekly VRDN and Put,
1.580%, 11/15/2034(4)	1,500,000	1,500,000
		3,200,000

See accompanying Notes to Financial Statements.

6	Tortoise

2018 Annual Report | September 30, 2018

Schedule of Investments (continued)
September 30, 2018

	Principal	Fair
	Amount	Value
Connecticut — 2.9%(1)
Connecticut State Health & Educational
Facilities Authority
Weekly VRDN and Put,
1.530%, 07/01/2030(4)	$500,000	$500,000
Connecticut State Health & Educational
Facilities Authority
Weekly VRDN and Put,
1.550%, 07/01/2053(4)	1,100,000	1,100,000
Connecticut State Health &
Educational Facilities Authority
Weekly VRDN and Put,
1.550%, 07/01/2025(4)	470,000	470,000
		2,070,000
Georgia — 3.4%(1)
DeKalb Private Hospital Authority
Weekly VRDN and Put,
1.560%, 07/01/2042(4)	500,000	500,000
Private Colleges & Universities Authority
Weekly VRDN and Put,
1.490%, 09/01/2036(4)	1,500,000	1,500,000
Private Colleges & Universities Authority
Weekly VRDN and Put,
1.490%, 09/01/2035(4)	200,000	200,000
Private Colleges & Universities Authority
Weekly VRDN and Put,
1.490%, 09/01/2036(4)	200,000	200,000
		2,400,000
Illinois — 1.5%(1)
Illinois Finance Authority
Weekly VRDN and Put,
1.570%, 11/01/2038(4)	1,050,000	1,050,000
Indiana — 1.9%(1)
Indiana Finance Authority
Weekly VRDN and Put,
1.520%, 11/01/2039(4)	500,000	500,000
Indiana Finance Authority
Weekly VRDN and Put,
1.520%, 03/01/2036(4)	850,000	850,000
		1,350,000
Maryland — 2.6%(1)
Maryland Economic Development Corp
Weekly VRDN and Put,
1.590%, 02/15/2043(4)	500,000	500,000
Maryland Health & Higher
Educational Facilities Authority
Weekly VRDN and Put,
1.530%, 07/01/2036(4)	1,320,000	1,320,000
		1,820,000
Michigan — 4.6%(1)
University of Michigan
Weekly VRDN and Put,
1.480%, 04/01/2036(4)	1,500,000	1,500,000
Michigan State Hospital Finance Authority
Weekly VRDN and Put,
1.540%, 11/01/2018(4)	1,750,000	1,750,000
		3,250,000
Minnesota — 0.5%(1)
City of Rochester Minnesota
Weekly VRDN and Put,
1.490%, 11/15/2038(4)	370,000	370,000
Mississippi — 0.4%(1)
Mississippi Hospital Equipment &
Facilities Authority
Weekly VRDN and Put,
1.540%, 05/15/2033(4)	300,000	300,000
Missouri — 2.5%(1)
Health & Educational Facilities
Authority of the State of Missouri
Weekly VRDN and Put,
1.540%, 11/15/2039(4)	1,785,000	1,785,000
North Carolina – 3.6%(1)
North Carolina Educational Facilities
Finance Agency
Weekly VRDN and Put,
1.470%, 12/01/2021(4)	1,125,000	1,125,000
North Carolina Medical Care Commission
Weekly VRDN and Put,
1.550%, 10/01/2035(4)	100,000	100,000
North Carolina Medical Care Commission
Weekly VRDN and Put,
1.590%, 10/01/2028(4)	1,000,000	1,000,000
University of North Carolina at Chapel Hill
Weekly VRDN and Put,
1.560%, 02/01/2029(4)	300,000	300,000
		2,525,000
Ohio — 3.0%(1)
County of Franklin Ohio
Weekly VRDN and Put,
1.560%, 11/15/2033(4)	1,500,000	1,500,000
The Ohio State University
Weekly VRDN and Put,
1.470%, 12/01/2027(4)	500,000	500,000
The Ohio State University
Weekly VRDN and Put,
1.470%, 12/01/2031(4)	100,000	100,000
		2,100,000

See accompanying Notes to Financial Statements.

Tortoise	7

Schedule of Investments (continued)
September 30, 2018

	Principal	Fair
	Amount	Value
Rhode Island — 0.4%(1)
Rhode Island Health &
Educational Building Corp
Weekly VRDN and Put,
1.540%, 05/01/2035(4)	$290,000	$290,000
Texas — 3.5%(1)
Tarrant County Cultural Education
Facilities Finance Corp
Weekly VRDN and Put,
1.620%, 11/15/2047(4)	1,155,000	1,155,000
Tarrant County Cultural Education
Facilities Finance Corp
Weekly VRDN and Put,
1.530%, 11/15/2051(4)	200,000	200,000
The University of Texas System
Weekly VRDN and Put,
1.490%, 08/01/2034(4)	1,100,000	1,100,000
		2,455,000
Virginia — 5.8%(1)
Albermarle County Economic
Development Authority
Weekly VRDN and Put,
1.560%, 10/01/2048(4)	1,000,000	1,000,000
Albermarle County Economic
Development Authority
Daily VRDN and Put,
1.670%, 10/01/2048(4)	500,000	500,000
Fairfax County Industrial
Development Authority
Weekly VRDN and Put,
1.580%, 05/15/2042(4)	1,355,000	1,355,000
Loudoun County Economic
Development Authority
Weekly VRDN and Put,
1.590%, 02/15/2038(4)	500,000	500,000
Loudoun County Economic
Development Authority
Weekly VRDN and Put,
1.590%, 02/15/2038(4)	565,000	565,000
Norfolk Economic Development Authority
Weekly VRDN and Put,
1.550%, 11/01/2034(4)	200,000	200,000
		4,120,000
Washington — 0.4%(1)
Washington Health Care Facilities Authority
Weekly VRDN and Put,
1.550%, 10/01/2042(4)	100,000	100,000
Washington Health Care Facilities Authority
Weekly VRDN and Put,
1.550%, 10/01/2042(4)	200,000	200,000
		300,000
Total Short-Term Investments
(Cost $34,710,000)		34,710,000

Total Investments — 95.5%(1)
(Cost $67,758,502)		67,675,125
Assets in Excess of Other Liabilities, Net — 4.5%(1)		3,171,463
Total Net Assets — 100.0%(1)		$70,846,588

(1)	Calculated as a percentage of net assets.
(2)	Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”As of September 30, 2018, the value of these investments were $30,524,802 or 43.1% of total net assets.
(3)	Capital appreciation bond - The rate shown is the rate in effect through September 30, 2018.
(4)	Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The rate shown is the rate in effect as of September 30, 2018.

See accompanying Notes to Financial Statements.

8	Tortoise

2018 Annual Report | September 30, 2018

Statement of Assets & Liabilities
September 30, 2018

Assets:
Investments, at fair value (cost $67,758,502)	$67,675,125
Cash	2,372,375
Interest receivable	315,243
Receivable for capital shares sold	453,195
Receivable for Adviser expense reimbursement	144,727
Prepaid expenses and other assets	23,837
Deferred offering costs	247,876
Total assets	71,232,378
Liabilities:
Payable to Adviser	67,781
Payable for fund administration and accounting fees	4,564
Payable for custody fees	741
Payable for transfer agent fees and expenses	9,396
Payable for professional fees	113,670
Payable for printing and mailing fees	23,758
Payable to directors	31,369
Distributions payable	126,082
Accrued expenses	8,429
Total liabilities	385,790
Net Assets	$70,846,588
Net Assets Applicable to Common Stockholders Consist of:
Capital Stock, $0.001 par value; 7,099,659 shares issued and outstanding (1,000,000,000 shares authorized)	$7,100
Additional paid-in capital	70,922,870
Total accumulated loss	(83,382)
Net Assets applicable to common stockholders	$70,846,588
Net Asset Value per common share outstanding (net assets applicable to common stockholders,
divided by common shares outstanding)	$9.98

See accompanying Notes to Financial Statements.

Tortoise	9

Statement of Operations
Period from March 26, 2018(1) to September 30, 2018

Investment Income:
Interest income	$824,976
Expenses:
Offering costs	266,185
Organizational costs	237,338
Advisory fees (See Note 4)	225,429
Legal fees	131,265
Audit and tax fees	55,648
Director fees	46,755
Shareholder communication fees	28,174
Transfer agent fees and expenses (See Note 4)	22,315
Registration fees	19,421
Fund administration and accounting fees (See Note 4)	10,816
Custody fees (See Note 4)	2,833
Other	22,516
Total expenses before reimbursement	1,068,695
Less: expense reimbursement by Adviser (See Note 4)	(798,184)
Net expenses	270,511
Net Investment Income	$554,465
Realized and Unrealized Loss on Investments
Net realized loss on investments	(5)
Net change in unrealized depreciation of investments	(83,377)
Net Realized and Unrealized Loss on Investments	(83,382)
Net Increase in Net Assets Resulting from Operations	$471,083

(1)	Commencement of Operations.

See accompanying Notes to Financial Statements.

10	Tortoise

2018 Annual Report | September 30, 2018

Statement of Changes in Net Assets

Period from
March 26, 2018(1)
to September 30,
2018
Operations
Net investment income	$554,465
Net realized loss on investments	(5)
Net change in unrealized depreciation of investments	(83,377)
Net increase in net assets resulting from operations	471,083
Capital Share Transactions
Proceeds from shares sold	70,531,057
Proceeds from reinvestment of distributions	398,913
Increase in net assets resulting from capital share transactions	70,929,970
Distributions to Shareholders
From net investment income	(554,465)
Total Increase in Net Assets	70,846,588
Net Assets
Beginning of period	—
End of period	$70,846,588

Transactions in Shares:
Shares sold	7,059,688
Shares issued to holders in reinvestment of dividends	39,971
Increase in Institutional Class shares outstanding	7,099,659

(1) Commencement of Operations

See accompanying Notes to Financial Statements.

Tortoise	11

Financial Highlights

Period from
March 26, 2018(1)
to September 30,
2018
Per Common Share Data
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income	0.16
Net realized and unrealized loss on investments	(0.09)
Total from investment operations	0.07
Less distributions from:
Net investment income	(0.09)
Net asset value, end of period	$9.98
Total Return(2)	1.11%

Supplemental Data and Ratios
Net assets, end of period (in 000's)	$70,847
Ratio of expenses to average net assets:
Before expense waiver/reimbursement(3)	5.93%
After expense waiver/reimbursement(3)	1.50%
Ratio of net investment income to average net assets:
Before expense waiver/reimbursement(3)	(1.35)%
After expense waiver/reimbursement(3)	3.07%
Portfolio turnover rate(2)	160%

(1) Commencement of operations.
(2) Not annualized.
(3) Annualized.

See accompanying Notes to Financial Statements.

12	Tortoise

2018 Annual Report | September 30, 2018

Notes to Financial Statements
September 30, 2018

1. Organization

Tortoise Tax-Advantaged Social Infrastructure Fund, Inc. (the “Fund”) was organized as a Maryland corporation on December 8, 2017, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on March 26, 2018. The Fund continuously offers shares of Institutional Class I Common Stock (the “Common Shares” or “Class I Shares”).

The Fund seeks to generate attractive total return with an emphasis on tax-advantaged income. “Tax-Advantaged” income is income that by statute or structuring of a security is in part, or in whole, tax-reduced, tax-deferred or tax-free with respect to federal, state or municipal taxes.

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at net asset value (“NAV”), reduced by any applicable repurchase fee. Subject to applicable law and approval of the Fund’s Board of Directors, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Shares at NAV, which is the minimum amount permitted. Repurchases may be oversubscribed, preventing shareholders from selling some or all of their shares back to the Fund. The Fund’s shares are not listed on any securities exchange and there is no secondary trading market for its shares. If shareholders tender for repurchase more than 5% of the outstanding shares of the Fund, the Fund may, but is not required to, repurchase up to an additional 2% per Rule 23c-3(b)(5) of the 1940 Act.

During the fiscal year ended September 30, 2018, the Fund engaged in the following repurchase offer:

	Repurchase Offer Amount
Repurchase	(as a percentage of	Number of Shares	Percentage of Outstanding
Request Deadline	outstanding shares)	Repurchased	Shares Tendered
August 3, 2018	5.0%	—	0.00%

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A. Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation — The Fund has adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical assets or liabilities.

Level 2 —	Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Corporate and Municipal Bonds — Corporate and municipal bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most municipal bonds are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Directors. The Board of Directors will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Fund’s valuation committee.

When fair value pricing is employed, security prices that the Fund uses to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) than the price of the security quoted or published by others, the value when trading resumes, and/or the value realized upon the security’s sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

Tortoise	13

Notes to Financial Statements (continued)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of September 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$5,000,000	$—	$5,000,000
Municipal Bonds	—	27,965,125	—	27,965,125
Short-Term Investments	—	34,710,000	—	34,710,000
Total Investments	$—	$67,675,125	$—	$67,675,125

Transfers between levels are recognized at the end of the reporting period. During the period ended September 30, 2018, the Fund recognized no transfers between levels.

The Fund did not invest in any Level 3 investments during the period.

C. Security Transactions and Investment Income — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income are recorded on the ex-dividend date.

D. Distributions to Stockholders — Distributions from the Fund’s net investment income are accrued daily and paid quarterly. Any net realized long term or short term capital gains on sales of the Fund’s securities are distributed to shareholders at least annually. For federal income tax purposes, the Fund is required to distribute substantially all of its net investment income and tax-exempt income (reduced by certain disallowed expenses) each year both to avoid federal income tax on its distributed taxable income and to avoid a potential excise tax. If the Fund’s ability to make distributions on its common stock is limited, such limitations could, under certain circumstances, impair its ability to maintain its qualification for taxation as a regulated investment Fund (“RIC”), which would have adverse consequences for its stockholders.

E. Federal Income Taxation — The Fund intends to be treated and to qualify each year as a RIC under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. To qualify as a RIC, the Fund is required to distribute substantially all of its income, in addition to other asset diversification requirements. The Fund is subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Fund makes sufficient distributions to satisfy the excise tax avoidance requirement. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of September 30, 2018, the Fund did not have any unrecognized tax benefits.

F. Organization Expenses and Offering Costs — The Fund is responsible for paying all organization and offering expenses. Offering costs paid by the Fund are capitalized and amortized on a straight line basis over a twelve month period. Organization costs are expensed as incurred, and are reported in the accompanying Statement of Operations.

G. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

H. Recent Accounting and Regulatory Updates — In August 2018, the Securities and Exchange Commission (“SEC”) adopted amendments to eliminate or modify certain disclosure requirements that have become duplicative, overlapping or outdated in light of other SEC disclosure requirements, GAAP or “changes in the information environment.” The amendments are effective for all filings submitted on or after November 8, 2018. The Fund has adopted the amendments, which have not had a material impact on the financial statements.

In August 2018, the FASB issued ASU No. 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework which modifies the disclosure requirements on fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, early adoption is permitted. Management is currently evaluating this guidance to determine the impact on the financial statements.

14	Tortoise

2018 Annual Report | September 30, 2018

Notes to Financial Statements (continued)

3. Concentration of Risk

The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in municipal-related securities. The Fund considers a security or obligation to be a municipal-related security if it is issued (i) for projects in the social infrastructure sector (defined below) or (ii) by or on behalf of governmental entities or other qualifying issuers of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. The “social infrastructure sector” includes assets and services that accommodate essential social services related to education, healthcare, housing, human service providers and social services. Such assets and services may include, but not be limited to, primary, secondary and post-secondary education facilities; hospitals and other healthcare facilities; seniors, student, affordable, military and other housing facilities; industrial/infrastructure and utility projects; and nonprofit and civic facilities. The Fund may also invest up to 20% of its total assets in each of the following: (i) securities guaranteed by the U.S. government, its agencies, instrumentalities or sponsored entities, (ii) equity investments in other companies, including exchange-traded funds and (iii) non-municipal-related securities.

4. Agreements and Affiliations

The Fund has an agreement with Tortoise Credit Strategies, LLC (the “Adviser”) to provide for investment advisory services to the Fund. Under the Investment Advisory Agreement between the Fund and the Adviser, the Adviser is entitled to receive, on a quarterly basis, annual compensation in an amount equal to 1.25% of the daily “Managed Assets” of the Fund. “Managed Assets” means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares).

Pursuant to an Expense Limitation and Reimbursement Agreement, through February 28, 2020, the Adviser has agreed to waive its fees and/or reimburse expenses of the Fund so that certain of the Fund’s expenses (“Specified Expenses”) will not exceed 0.25% of Managed Assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than 0.25% of Managed Assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within the three-year period after the Adviser bears the expense; provided, however, that the Adviser may recapture a Specified Expense in the same year it is incurred. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including organizational and certain offering costs, with the exception of (i) the management fee, (ii) any distribution fee, (iii) brokerage costs, (iv) distribution/interest payments (including any distribution payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (v) taxes, and (vi) extraordinary expenses (as determined in the sole discretion of the Adviser). Reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
September 30, 2020	$798,184

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended September 30, 2018 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

5. Investment Transactions

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended September 30, 2018, were as follows:

	Purchases	Sales
Municipal Bonds	$49,242,928	$21,266,414
Corporate Bonds	5,000,000	—

Tortoise	15

Notes to Financial Statements (continued)

6. Federal Tax Information

As of September 30, 2018, the cost basis for investments and the components of accumulated gains for federal income tax purposes were as follows:

Cost of investments	$67,758,502
Gross unrealized appreciation	—
Gross unrealized depreciation	(83,377)
Net unrealized appreciation/(depreciation)	(83,377)
Undistributed ordinary income	355,509
Undistributed long-term capital gain	—
Total distributable earnings	—
Other temporary differences	(355,509)
Other accumulated losses	(5)
Total accumulated losses	(83,382)

During the period ended September 30, 2018, the Fund paid the following distributions to shareholders (as adjusted by distributions payable):

Ordinary income	$293,160
Tax-Exempt Income(1)	$135,223

(1)   Designated as exempt per IRC Sec 852(b)(5)

As of September 30, 2018, the Fund had a short-term capital loss carryforward of approximately $5, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains.

7. Subsequent Events

On September 28, 2018, the Fund issued a repurchase offer with a repurchase request deadline of November 2, 2018. On November 2, 2018, 44,433.103 shares were repurchased at the net asset value per share of $9.95.

The Fund has performed an evaluation of subsequent events through the date the statement of assets and liabilities was issued and has determined that no additional items require recognition or disclosure.

16	Tortoise

2018 Annual Report | September 30, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
of Tortoise Tax-Advantaged Social Infrastructure Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Tortoise Tax-Advantaged Social Infrastructure Fund (the “Fund”), including the schedule of investments, as of September 30, 2018, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from March 26, 2018 (commencement of operations) to September 30, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at September 30, 2018, the results of its operations, the changes in its net assets and its financial highlights for the period from March 26, 2018 (commencement of operations) to September 30, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit we were required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Tortoise investment companies since 2004.

Minneapolis, MN
November 27, 2018

Tortoise	17

Directors and Officers (unaudited)
September 30, 2018

		Number of
	Position(s) Held	Portfolios in
	with the Company	Fund Complex
	and Length of	Overseen by	Principal Occupation(s)	Other Public Company
Name and Age	Time Served	Director	During Past Five Years	Directorships Held by Director
Independent Directors
Conrad S. Ciccotello (Born 1960)	Director since February 2018.	1	Professor and Director, Reiman School of Finance, University of Denver (faculty member since 2017); Chairman of the Department of Risk Management and Insurance, Robinson College of Business, Georgia State University and Director of Asset and Wealth Management Programs (faculty member 1999-2017); Investment Consultant to the University System of Georgia for its defined contribution retirement plan (2008-2017).	Tortoise Energy Infrastructure Corporation (TYG); Tortoise Power and Energy Infrastructure Fund, Inc. (TPZ); Tortoise MLP Fund, Inc. (NTG); Tortoise Pipeline & Energy Fund, Inc. (TTP); Tortoise Energy Independence Fund, Inc. (NDP); CorEnergy Infrastructure Trust, Inc.; Peachtree Alternative Strategies Fund.
Allen R. Strain (Born 1952)	Director since February 2018.	1	Teaching Professor, University of Missouri-Kansas City Bloch School of Business, from 2014 to August 2015 and 2009 to 2010; Vice President and Chief Financial Officer (January 2012 – April 2014) and Director (2010 – 2011), Ewing Marion Kauffman Foundation; Managing Director (2004 – 2008) and Senior Vice President (2000 – 2008), State Street – Kansas City (securities processing/custody).	None.
John G. Woolway (Born 1962)	Director since February 2018.	1	President and Chief Investment Officer, Vantage Investment Partners (2003 – Present).	None.
Interested Director(1)
Gary Henson (Born 1966)	Director and Chairman of the Board since February 2018	1	President, Tortoise Investments, LLC (October 2016 – Present); President and Chief Investment Officer, Montage Investments, LLC (January 2010 – October 2016); President, Mariner Holdings, LLC (August 2007 – October 2016).	Palmer Square Opportunistic Income Fund; Palmer Square Strategic Investments Fund.

(1)	As a result of his position held with our Adviser or its affiliates, this individual is considered an “interested person” of ours within the meaning of the 1940 Act.

18	Tortoise

2018 Annual Report | September 30, 2018

Additional Information (unaudited)

Availability of Fund Portfolio Information
The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. In addition, the Fund’s Form N-Q is available without charge upon request by calling the Adviser at (866) 362-9331. The Fund’s Form N-Q is also available through the Adviser’s website at www.tortoiseadvisors.com.

Availability of Proxy Voting Information
A description of the Fund’s Proxy Voting Policies and Procedures is available upon request by calling the Adviser at (913) 981-1020 or toll-free at (866) 362-9331, on the Adviser’s website at www.tortoiseadvisors.com, and on the SEC’s website at www.sec.gov.

Qualified Dividend Income/Dividends Received Deduction
For the fiscal period ended September 30, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0%.

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended September 30, 2018 was 0%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue section 871(k)(2)(c) was 0%.

Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about the Fund’s directors and is available upon request without charge by calling the Adviser at (866) 362-9331 or by visiting the SEC’s website at www.sec.gov.

Privacy Notice
The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/ educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

Tortoise	19

Board of Directors
Gary Henson Tortoise Conrad S. Ciccotello Independent Allen R. Strain Independent John G. Woolway Independent

Investment Adviser
Tortoise Credit Strategies, LLC 11550 Ash Street, Suite 300 Leawood, KS 66211

Independent Registered Public Accounting Firm
Ernst & Young LLP 220 South Sixth Street, Suite 1400 Minneapolis, MN 55402

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Distributor
Quasar Distributors, LLC 777 East Wisconsin Avenue Milwaukee, WI 53202

Custodian
U.S. Bank, N.A. 1555 North Rivercenter Drive Milwaukee, WI 53212

Legal Counsel
Simpson Thacher & Bartlett LLP 900 G. Street, N.W. Washington, D.C. 20001

1-855-822-3863

This report should be accompanied or preceded by a prospectus.

11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseadvisors.com

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and its Principal Financial Officer. The Registrant has not made any amendments to this code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that there is at least one “audit committee financial expert” serving on its audit committee. Mr. Conrad Ciccotello is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit related services and tax services from its formation on December 8, 2017. Prior to this date, the Registrant did not pay its principal accountant any fees. “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance (including preparation of tax returns), tax advice, and tax planning. The following table details the approximate amounts of aggregate fees billed to the Registrant for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 9/30/2018
Audit Fees	$45,000
Audit-Related Fees	—
Tax Fees	—
All Other Fees	—
Aggregate Non-Audit Fees	—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve (i) the selection of the Registrant’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Registrant, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to Tortoise Credit Strategies, LLC (the “Adviser”) or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. The Chairman of the audit committee may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full audit committee at its next meeting. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since the adoption of these policies and procedures, the audit committee has pre-approved all audit and non-audit services provided to the Registrant by the principal accountant. None of these services provided by the principal accountant were approved by the audit committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

In the Registrant’s fiscal period ended September 30, 2018, the Adviser was billed approximately $935 in fees, for tax and other non-audit services provided to the Adviser. These non-audit services were not required to be preapproved by the Registrant’s audit committee. No entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, has paid to, or been billed for fees by, the principal accountant for non-audit services rendered to the Adviser or such entity during the Registrant’s last two fiscal years. The audit committee has considered whether the principal accountant’s provision of services (other than audit services) to the Registrant, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Registrant is compatible with maintaining the principal accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Copies of the proxy voting policies and procedures of the Registrant and the Adviser are attached hereto as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV, respectively.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Unless otherwise indicated, information is presented as of September 30, 2018.

As of the date of this filing, primary responsibility for the day-to-day management of the Registrant’s portfolio is the joint responsibility of the Social Infrastructure Investment Committee (“SIIC”) consisting of Jeremy Goff, David Sifford, Michael Sanchez, Adam Peltzer, Brad Beman and P. Bradley Adams. The committee oversees the construction and investment of the portfolio as well as evaluates the social infrastructure market environment for the purpose of making recommendations pertaining to portfolio strategies, themes and risk characteristics. Biographical information about each member of SIIC named above as of the date of this filing is set forth below. “Tortoise” refers to the family of companies under Tortoise Investments, LLC, including the Adviser and Tortoise Capital Advisors, L.L.C. (“TCA”), among others.

Name and Age*	Position(s) Held with Company and Length of Time Served	Principal Occupation During Past Five Years
Jeremy Goff* (Born 1978)	President since inception	Joined Tortoise in 2011; Managing Director since January 2018 overseeing the social infrastructure business of Tortoise; serves on SIIC; Director, Strategic Development of TCA from January 2016 to January 2018; Vice President, Strategic Ventures from January 2014 to January 2016; Associate, Business Development from September 2011 to January 2014.
David Sifford* (Born 1976)	N/A	Joined Tortoise in September 2018 as Managing Director on the social infrastructure team overseeing and managing the origination and structuring team; serves on SIIC. Prior to joining Tortoise, served as Vice President of the Education Investment Group at EPR Properties from May 2013 to September 2018.
Michael Sanchez (Born 1978)	N/A	Joined Tortoise in June 2016 as Portfolio Manager, Structured Products; serves on SIIC. Previously joined Bradford & Marzec (now part of Tortoise) in 2013 as a trader for structured products and most recently as Portfolio Manager, Structured Products.
Adam Peltzer* (Born 1975)	N/A	Joined Tortoise in March 2015 as Director and Investment Analyst; serves on SIIC; Vice President of a Tortoise Power and Energy Infrastructure Fund, Inc. since May 2017. Previously served as an investment committee member and principal at Fountain Capital Management from 2009 to March 2015. CFA® charterholder.
Brad Beman (Born 1964)	N/A	Co-founded the Adviser in 2015; Chief Investment Officer since 2015; serves on the investment policy and strategy committee, on SIIC, and on the Social Infrastructure Credit Committee. Previously with AEGON USA Investment Management LLC for 28 years, most recently as the global chief investment officer/director of high yield. CFA® charterholder.
P. Bradley Adams* (Born 1960)	Chief Executive Officer, Principal Financial Officer and Treasurer since inception	Joined Tortoise in 2005; Managing Director overseeing Tortoise’s financial operations since January 2013; Director of Financial Operations from 2005 to January 2013; Chief Executive Officer, Principal Financial Officer and Treasurer of the Tortoise closed-end funds.

*The address of member of SIIC is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.
^The address of member of SIIC is 555 W. 5th Street, Suite 3700, Los Angeles, California 90013.

As of September 30, 2018, the Adviser also served as the investment adviser to Tortoise Select Income Bond Fund (TBNIX). TBNIX is liquidating on or around December 20, 2018.

The following table provides information about the other accounts managed on a day-to-day basis by each of the members of SIIC as of September 30, 2018:

			Number of Accounts Paying a	Total Assets of Accounts Paying
	Number of	Total Assets of	Performance	a Performance
Name of Manager	Accounts	Accounts	Fee	Fee
Jeremy Goff
Registered investment companies	-	$-	0	—
Other pooled investment vehicles	1	$83,436,995	0	—
Other accounts	2	$26,073,644	0	—
David Sifford
Registered investment companies	-	$-	0	—
Other pooled investment vehicles	1	$83,436,995	0	—
Other accounts	2	$26,073,644	0	—
Michael Sanchez
Registered investment companies	1	$1,679,876	0	—
Other pooled investment vehicles	1	$83,436,995	0	—
Other accounts	69	$1,967,710,225	1	$362,767,939
Adam Peltzer
Registered investment companies	-	$-	0	—
Other pooled investment vehicles	1	$83,436,995	0	—
Other accounts	2	$26,073,644	0	—
Brad Beman
Registered investment companies	1	$1,679,876	0	—
Other pooled investment vehicles	2	$448,785,219	0	—
Other accounts	614	$2,850,527,077	1	$362,767,939
P. Bradley Adams
Registered investment companies	-	$-	0	—
Other pooled investment vehicles	1	$83,436,995	0	—
Other accounts	2	$26,073,644	0	—

Material Conflicts of Interest

There will be occasions when the Adviser may encounter potential conflicts of interest in connection with the Registrant. If any matter arises that the Adviser determines in its good faith judgment constitutes an actual conflict of interest, the Adviser may take such actions as it determines may be necessary or appropriate, within the context of the advisory agreement between the Adviser and the Registrant, to ameliorate the conflict. There can be no assurance that the Adviser will identify or resolve all conflicts of interest in a manner that is favorable to the Registrant. The following discussion enumerates certain potential conflicts of interest, which should be carefully evaluated before making an investment in the Registrant.

Other Fees. The Adviser and its affiliates may be entitled to receive cash and non-cash commitment, breakup, monitoring, directors’, organizational, set-up, advisory, investment banking, underwriting, syndication and other similar fees in connection with the purchase, monitoring or disposition of investments or from unconsummated transactions, including warrants, options, derivatives and other rights in respect of securities owned by the Registrant. The Registrant’s common shareholders (“Common Shareholders”) will not receive any benefit from fees that are (i) paid to the Adviser or any of its affiliates from an issuer in which the Registrant or another Tortoise investment fund has an interest and (ii) applied in whole or in part to offset management fees payable by holders in such other Tortoise investment fund, and such fees will not offset any management fees payable by Common Shareholders.

Moreover, Tortoise and its personnel may receive certain intangible and/or other benefits and/or perquisites arising or resulting from their activities on behalf of the Registrant which will also not be subject to any offset against the management fee or otherwise shared with the Registrant, its Common Shareholders and/or the issuers.

Other Activities of Management. Tortoise personnel (including investment team members of the Adviser and members of the SIIC) will devote such time as shall be reasonably necessary to conduct the business affairs of the Registrant in an appropriate manner. Tortoise personnel will work on the business and operation of Tortoise and other projects, including Tortoise’s other investment funds, managed accounts and other vehicles, and, therefore, conflicts exist in the allocation of resources in connection with such other activities, including due to Tortoise’s internal policies such as policies with regards to information barriers and compliance with applicable law and regulation. The Registrant will have no interest in other investments, funds, vehicles, accounts or other matters and it is possible that the investments held by such funds, vehicles and accounts may be in competition with those of the Registrant. In this regard, for example, portfolio managers and members of the SIIC of the Adviser devote a substantial amount of their business time to the affairs of Tortoise’s other funds and operations.

Allocation of Investment Opportunities with Other Vehicles; Conflicting Fiduciary Duties to Other Collective Investment Vehicles. As a general matter, there can be no assurances that all investment opportunities identified by the Adviser will be made available to the Registrant. The Adviser is able to make certain private investments outside the Registrant. Consistent with the foregoing, the Adviser expects, from time to time, to be presented with investment opportunities that fall within the investment objective of the Registrant and other Adviser-sponsored investment funds, vehicles and accounts, joint ventures and similar partnerships or arrangements including, without limitation, co-invest funds, any successor fund to the Registrant and registered investment companies, in each case, whether now existing or established in the future (collectively, “Other Tortoise Accounts”), and in such circumstances, the Adviser will allocate such opportunities (including any related co-investment opportunities) to the Registrant and Other Tortoise Accounts (including, without limitation, an allocation of 100% of such an opportunity to such Other Tortoise Accounts) on a basis that the Adviser determines in its sole discretion to be fair and reasonable in accordance with the Adviser’s allocation policy and procedures. In this regard, the Adviser currently serves as investment adviser for Other Tortoise Accounts with investment objectives that overlap with the Registrant’s investment objective, and the Adviser may establish additional Other Tortoise Accounts with investment objectives, mandates and policies that are substantially similar to those of the Registrant. The Adviser may allocate investment opportunities to such Other Tortoise Accounts, and such Other Tortoise Accounts may compete with the Registrant for specific transactions.

The Adviser may give advice and recommend securities to, or buy or sell securities for, the Registrant, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, Other Tortoise Accounts, even though their investment objectives may be the same as, or similar to, the Registrant’s objectives.

From time to time, the Adviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to Common Shareholders through one or more product structures. Such accounts may also serve the purpose of establishing a performance record for the strategy. The Adviser’s management of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. The Adviser has adopted various policies to mitigate these conflicts, including policies that require the Adviser to avoid favoring any account. The Adviser’s policies also require transactions in proprietary accounts to be placed after client transactions.

Co-Investment Opportunities. As a registered investment company under the 1940 Act, the Registrant is subject to certain limitations relating to co-investments and joint transactions with affiliates, which likely will in certain circumstances limit the Registrant’s ability to make investments or enter into other transactions alongside the Other Tortoise Accounts. There can be no assurance that such regulatory restrictions will not adversely affect the Registrant’s ability to capitalize on attractive investment opportunities. However, subject to the 1940 Act, the Registrant may co-invest with Other Clients (including co-investment or other vehicles in which the Adviser or its personnel invest and that co-invest with such Other Clients) in investments that are suitable for the Registrant and one or more of such Other Clients. Even if the Registrant and any such Other Clients and/or co-investment or other vehicles invest in the same securities, conflicts of interest may still arise. In addition, the Adviser has obtained an exemptive order from the SEC that permits the Registrant to co-invest with Other Tortoise Accounts subject to complying with the conditions of such exemptive order.

Investments in Which Another Tortoise Fund Has a Different Principal Investment. Subject to the limitation of the 1940 Act, the Registrant may make investments in issuers in which Tortoise-affiliated investment funds, vehicles or separately managed accounts have or are concurrently making a different principal investment at the time of the Registrant’s investment, and investment funds that have been or may be formed by Tortoise may invest in issuers in which the Registrant has made an investment. In such situations, the Registrant and such other Tortoise-affiliated investment funds may have conflicting interests (e.g., over the terms of their respective investments). If the issuer in which the Registrant holds a debt investment and in which a Tortoise affiliate has a different principal investment becomes distressed or defaults on its obligations under such investment, the Registrant will be limited in what actions it can take. In that regard, actions may be taken for the other Tortoise entities that are adverse to the Registrant. In addition, conflicts may arise in determining the amount of an investment, if any, to be allocated among the potential Common Shareholders and the respective terms thereof. There can be no assurance that the return on the Registrant’s investments will be equivalent to or better than the returns obtained by the other affiliates participating in the transaction. It is possible that in a bankruptcy, insolvency or similar proceeding the Registrant’s interest may be subordinated or otherwise adversely affected by virtue of the involvement and actions of an affiliate of Tortoise relating to its investment.

Personnel. The Adviser and its affiliates from time to time hire short-term or long-term personnel (or interns) who may be relatives of or are otherwise associated with an investor, issuer or a service provider. Although reasonable efforts are made to mitigate any potential conflicts of interest with respect to each particular situation, there is no guarantee that the Adviser can control for all such potential conflicts of interest, and there may continue to be an ongoing appearance of a conflict of interest.

Tortoise Policies and Procedures. Policies and procedures implemented by Tortoise from time to time (including as may be implemented in the future) to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions may reduce the synergies across Tortoise’s areas of operation or expertise that the Registrant expects to draw on for purposes of pursuing attractive investment opportunities. As a consequence, information, which could be of benefit to the Registrant, might become restricted to certain businesses units within Tortoise and otherwise be unavailable to the Registrant. Tortoise may implement certain policies and procedures that may reduce the positive synergies that Tortoise seeks to cultivate across its businesses. Additionally, the terms of confidentiality or other agreements with or related to companies in which Tortoise has made or has considered making an investment or which is otherwise an advisory client of Tortoise may restrict or otherwise limit the ability of the Registrant and/or its issuers and their affiliates to make investments in or otherwise engage in businesses or activities competitive with such Issuers. Tortoise may enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although may be intended to provide greater opportunities for the Registrant, may require the Registrant to share such opportunities or otherwise limit the amount of an opportunity the Registrant can otherwise take.

Additional Potential Conflicts. The officers, directors, members, managers and employees of the Adviser may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law or otherwise determined from time to time by the Adviser. For the avoidance of doubt, the Registrant may sell investments to any third party, including Common Shareholders in the Registrant and other Common Shareholders in investment vehicles managed or sponsored by Tortoise.

Service Providers. Certain service providers, or their affiliates (including accountants, administrators, lenders, bankers, brokers, attorneys, consultants, investment or commercial banking firms and certain other advisors and agents) to the Registrant, Tortoise or their issuers provide goods or services to or have business, personal, political, financial or other relationships with Tortoise. Such service providers may be Common Shareholders in the Registrant, affiliates of the Adviser, sources of investment opportunities or co-Common Shareholders or counterparties therewith. These relationships may influence the Adviser in deciding whether to select or recommend such a service provider to perform services for the Registrant or an issuer (the cost of which will generally be borne directly or indirectly by the Registrant or such issuer, as applicable).

Notwithstanding the foregoing, investment transactions for the Registrant that require the use of a service provider will generally be allocated to service providers on the basis of the Adviser’s judgment as to best execution, the evaluation of which includes, among other considerations, such service provider’s provision of certain investment-related services that the Adviser believes to be of benefit to the Registrant. In certain circumstances, advisors and service providers, or their affiliates, may charge different rates or have different arrangements for services provided to Tortoise, the Adviser or their affiliates as compared to services provided to the Registrant and its issuers, which may result in more favorable rates or arrangements than those payable by the Registrant or such issuers.

Compensation

None of Messrs. Goff, Sifford, Sanchez, Peltzer, Beman or Adams receives any direct compensation from the Registrant or any other of the managed accounts reflected in the table above. Tortoise’s compensation strategy is to offer competitive earnings for like positions in the investment adviser industry. Each of Messrs. Goff, Sifford, Sanchez, Peltzer, Beman and Adams receives a base salary for the services he provides and is also eligible for an annual cash bonus. The annual cash bonus is discretionary and based on the services they provide to the organization (individual performance) and the financial performance (pre-tax earnings) of Tortoise, which is based in part on the value of assets held in the Registrant’s portfolio. Additional benefits received by Messrs. Goff, Sifford, Sanchez, Peltzer, Beman and Adams are normal and customary employee benefits generally available to all full-time employees. Each of Messrs. Goff, Sanchez, Peltzer, Beman and Adams owns an equity interest in Tortoise Investments, LLC which wholly owns the Adviser, and each thus benefits from increases in the net income of the Adviser.

Securities Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of September 30, 2018:

Aggregate Dollar Range of
Portfolio Manager	Holdings in the Registrant
Jeremy Goff	None
David Sifford	None
Michael Sanchez	None
Adam Peltzer	None
Brad Beman	None
P. Bradley Adams	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 4/1/18-4/30/18	0	0	0	0
Month #2 5/1/18-5/31/18	0	0	0	0
Month #3 6/1/18-6/30/18	0	0	0	0
Month #4 7/1/18-7/31/18	0	0	0	0
Month #5 8/1/18-8/31/18	0	0	0	0
Month #6 9/1/18-9/30/18	0	0	0	0
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer, Principal Financial Officer and Treasurer has concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities For Closed-End Management Investment Companies.

The Registrant does not participate in securities lending activities.

Item 13. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Tax-Advantaged Social Infrastructure Fund, Inc.

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Executive Officer, Principal Financial Officer
and Treasurer

Date December 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Executive Officer, Principal Financial Officer
and Treasurer

Date December 7, 2018